Exhibit 10.18
Form of Amendment to Employment Agreement

This Amendment No. [ ] (this “Amendment”) to that certain Employment Agreement by and between E*TRADE Financial Corporation (the “Company”) and [ ] (“Executive”), dated as of [ ] (as may be amended, supplemented or modified from time to time, the “Employment Agreement”), is made and entered into by and between the Company and Executive, effective as of [[ ], 20[ ]]. Any capitalized term that is used but not otherwise defined in this Amendment shall have the meaning set forth in the Employment Agreement.

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

1.Section 5(b)(i) of the Employment Agreement is hereby amended by replacing the reference to “two times” in the first line thereof with “two point ninety-nine (2.99) times”.

2.Except as expressly set forth in this Amendment, the Employment Agreement shall remain in full force and effect in accordance with the terms and conditions thereof as in effect immediately prior to the date hereof.

3.This Amendment may be signed in counterparts, each of which shall be deemed an original and which together shall constitute one instrument.

[Signature Page Follows]
IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

E*TRADE FINANCIAL CORPORATION

__________________________________
By:

__________________________________
By: